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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 11, 1998


                             Ciao Cucina Corporation
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               (Exact Name of Registrant as Specified in Charter)


             Ohio                       000-21745                31-1357862
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(State or Other Jurisdiction          (Commission               (IRS Employer
       of Incorporation)               File Number)          Identification No.)


700 Walnut Street, Suite 300, Cincinnati, Ohio                          45202
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (513) 929-0700
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 3.  Bankruptcy or Receivership.
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         On December 11, 1998, the Registrant filed a voluntary petition under
Chapter 11 of the United States Bankruptcy Code. The United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court") assumed jurisdiction of the Registrant's case, filed as Chapter 11 Case No. 9817519 on December 11, 1998. The Registrant is continuing in possession of its property as a debtor in possession under the supervision of the Bankruptcy Court.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable

         (b)      Pro Forma Financial Information.

                  Not Applicable

         (c)      Exhibits.

                  Exhibit 99.1

                  Registrant's press release dated December 11, 1998.

                  Page 3 in the manually signed original.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CIAO CUCINA CORPORATION

Date:    December 14, 1998                    By:  /s/ Elliot H. Jablonsky
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                                                  Elliot H. Jablonsky, President